Exhibit 10.20.2

                              FORM OF
                ANNUAL  RENEWAL OF SERVICE CONTRACT


     AGREEMENT, made and entered into as of the        day of            , by
and between Northeast Utilities Service Company (hereinafter referred to as
Service Company) and                     (hereinafter referred to as
Associate Company.

     WHEREAS, the Service Contract between Service Company and Associate
Company expires as of                    ; and

     WHEREAS, both companies deem it to be in their best interests to renew the Service Contract for an additional period of one year on the same terms and conditions;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, it is agreed as follows:

(1) The Service Contract between Service Company and Associate Company is
hereby renewed as of                    , for a period of one year; and

(2) All terms and conditions of the Service Contract shall continue in full force and effect during such renewal period.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     NORTHEAST UTILITIES SERVICE COMPANY

                                     By:


attest:


                                      ASSOCIATE COMPANY

                                      By:

attest: